Exhibit 99.2

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02QTIB 1 U P X + Special Meeting Proxy Card .. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below B When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. + A Proposals - The Board of Directors unanimously recommends a vote FOR proposals 1, 2 and 3. IMPORTANT SPECIAL MEETING INFORMATION For Against Abstain 1. To approve the merger ("Merger") of Sunshine Financial, Inc. with and into The First Bancshares, Inc., with First Bancshares, Inc. as the surviving company, all on and subject to the terms and conditions contained in the Agreement and Plan of Merger dated as of December 6, 2017, by and between First Bancshares, Inc. and Sunshine Financial, Inc. 3. To approve a proposal to adjourn the special meeting to a later date or dates if the board of directors of Sunshine Financial, Inc. determines such an adjournment is necessary to permit solicitation of additional proxies if there are not sufficient votes at the time of the special meeting to constitute a quorum or to approve the Merger. For Against Abstain 2. To approve, in a non-binding advisory vote, certain compensation that may become payable to Sunshine Financial, Inc.'s named executive officers in connection with the merger. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 3 6 2 3 8 9 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EST, on March 15, 2018. Vote by Internet o Go to www.envisionreports.com/SSNF o Or scan the QR code with your smartphone o Follow the steps outlined on the secure website Vote by telephone o Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone o Follow the instructions provided by the recorded message

.. SPECIAL MEETING OF STOCKHOLDERS ___ __, 2018 This proxy is solicited on behalf of the Board of Directors of Sunshine Financial, Inc. The undersigned acknowledges reciept of the accompanying proxy statement/prospectus, dated ____ __, 2018, and hereby appoints the members of the Board of Directors of Sunshine Financial, Inc., with full power of substitution, to act as proxies for the undersigned to vote all shares of common stock of Sunshine Financial, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of Sunshine Financial, Inc. to be held at __:__ _M, local time, on ___ __, 2018 at Sunshine Community Bank's offices located at 1400 East Park Avenue, Tallahassee, Florida, and at any and all adjournments or postponements thereof, as indicated on the reverse side. This proxy, when properly executed and timely returned, will be voted as directed herein. If no direction is given, this proxy will be voted "FOR" proposals 1, 2 and 3 as set forth on the reverse side, and in the discretion of the proxy holder on any other matters that may properly come before the meeting or any adjournment or postponement thereof. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) REVOCABLE PROXY - Sunshine Financial, Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q